                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 3, 2003
                                                         ----------------

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

         New York                       0-3319                 13-1784308
         ------                         ------                 ----------
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)            Identification No.)

                   One Commerce Park, Valhalla, NY           10595
                   -----------------------------------------------
                (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS
            ------------

            On  November  3, 2003,  the  Registrant  announced  that its Medical
            Systems  Group  received  (i) an $8.5 million  order from  Instituto
            Mexicano  del  Seguro  Social  for 22  "Mercury"  remote  controlled
            digital   Radiographic/Fluoroscopic  imaging  systems,  and  certain installation  and training  services,  and (ii) a $1.0 million order from the  government of Vietnam to supply various  radiographic  and remote R/F systems. For additional information, reference is made to the press  release  which is  attached  hereto as Exhibit  99.01 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            -------------------------------------------------------------------

            (a) Financial Statements of Business Acquired.

                Not Applicable.

            (b) Pro Forma Financial Information.

                Not Applicable.

            (c) Exhibits.

                99.01 Press Release dated November 3, 2003.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ----------------------------------------------

            On November 3, 2003, the Registrant  announced operating results for the fiscal year ended August 2, 2003 and the last fiscal  quarter of that fiscal year, as well as summary balance sheet data as of August
            2, 2003. Such  information,  including the Exhibit  attached hereto, shall  not be deemed  "filed"  for  purposes  of  Section  18 of the
            Securities  Act  of  1934,  as  amended,  nor  shall  it  be  deemed incorporated  by reference in any filing under the Securities Act of
            1933, as amended, except as shall be expressly set forth by specific reference in such filing. For additional  information,  reference is made to the press release which is attached  hereto as Exhibit 99.01 and is incorporated herein by reference.

                                       2

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DEL GLOBAL TECHNOLOGIES CORP.
                                       -----------------------------
                                               (Registrant)

Date November 3, 2003                  By: /s/ Thomas V. Gilboy
     ----------------                      --------------------------
                                           Thomas V. Gilboy
                                           Chief Financial Officer

                                       3

                                  EXHIBIT INDEX
                                  -------------

     Exhibit No.                      Description
     -----------                      -----------

     99.01                     Press Release dated November 3, 2003

                                       4